UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

Warner Music Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 20, 2007, the Board of Directors of the Registrant approved the amendment and restatement of the Registrant’s Bylaws (the “Bylaws”), effective as of the same date. This amendment to Section 1 of Article IV of the Bylaws makes express the Registrant’s ability to issue shares of the Registrant’s securities in uncertificated form. By doing so, the Registrant has clarified its ability to meet the Direct Registration System requirements of the New York Stock Exchange. Previously, the Bylaws were silent with respect to the Registrant’s ability to issue shares in uncertificated form.

The above summary is qualified in its entirety by the full text of the Bylaws, as amended effective December 20, 2007, a copy of which is attached hereto as an exhibit and is hereby incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following Exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Amended and Restated Bylaws of Warner Music Group Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

	By:	/s/ Michael D. Fleisher
Date: December 20, 2007		Michael D. Fleisher
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended and Restated Bylaws of Warner Music Group Corp.

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